                             ANNUAL REPORT
                             DECEMBER 31, 2001

PRUDENTIAL
TOTAL RETURN BOND FUND, INC.

                             FUND TYPE
                             Taxable bond

                             OBJECTIVE
                             Total return

                             This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             The views expressed in this report and
                             information about the Fund's portfolio
                             holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.

                                   (LOGO)

Prudential Total Return Bond Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Total Return Bond Fund, Inc.
(the Fund) seeks total return through a mix of current income and capital appreciation as determined by the Fund's investment adviser. This means we allocate assets primarily among debt securities, including
U.S. government securities, mortgage-related securities, corporate debt securities, and foreign securities. The Fund may invest up to 50% of its total assets in noninvestment-grade securities having a rating not lower than CCC--also known as high yield debt securities or "junk bonds." There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of
total investments* as of 12/31/01
57.0% U.S. Corporate Bonds
12.2  Mortgage-Backed Securities
11.3  U.S. Treasury Securities
11.3  Foreign Corporate Bonds
 3.2  Foreign Gov't Securities
 3.0  Asset-Backed Securities
 2.0  Cash & Equivalents

Credit Quality
Expressed as a percentage of
total investments* as of 12/31/01
23.5% U.S. Government & Agency
 8.9  AAA
 1.6  AA
18.7  A
35.2  BBB
 6.3  BB
 3.2  B
 0.6  CCC
 2.0  Cash & Equivalents

*Excludes cash received as a result of
securities on loan.

Ten Largest Issuers
Expressed as a percentage of
total investments* as of 12/31/01
12.2% Federal National Mortgage Assoc.
 7.8  United States Treasury Notes
 2.4  Tele-Communications, Inc.
 2.3  Worldcom, Inc.
 1.9  Niagara Mohawk Power Corp.
 1.8  News America, Inc.
 1.8  United States Treasury Strips
 1.8  Chicago, Illinois Water Revenue
 1.6  International Paper Co.
 1.6  Citibank Credit Card, Master Trust I

Holdings are subject to change.
*Excludes cash received as a result of
securities on loan.

                www.PruFN.com  (800) 225-1852

Annual Report  December 31, 2001

Cumulative Total Returns1                   As of 12/31/01
                                  One         Five             Since
                                  Year       Years           Inception2
Class A                           6.84%   31.41% (30.89)   66.57% (65.38)
Class B                           6.41    27.85  (27.34)   60.19  (59.04)
Class C                           6.41    28.03  (27.52)   60.39  (59.24)
Class Z                           7.19    32.71  (32.18)   39.81  (39.15)
Lipper General Bond Fund Avg.3    5.52        31.33            ***

Average Annual Total Returns1               As of 12/31/01
                                  One        Five            Since
                                  Year      Years          Inception2
Class A                           2.57%  4.76% (4.67)     6.96% (6.85)
Class B                           1.41   4.88  (4.80)     6.99  (6.88)
Class C                           4.35   4.85  (4.77)     6.85  (6.74)
Class Z                           7.19   5.82  (5.74)     6.54  (6.44)

Distributions and Yields                     As of 12/31/01
                                Total Distributions      30-Day
                                 Paid for 12 Months     SEC Yield
Class A                                $0.80              2.91%
Class B                                $0.74              2.54
Class C                                $0.74              2.52
Class Z                                $0.83              3.27

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. Without waiver of fees and/or expense subsidization, the Fund's cumulative and average annual total returns and yields would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception dates: Class A, B, and C,
1/10/95; and Class Z, 9/16/96.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, and since inception periods in the Lipper General Bond Fund category. Funds in the Lipper General Bond Fund Average do not have any quality or maturity restrictions.
They intend to keep the bulk of their assets in corporate and government debt issues.
These returns would be lower if they
included the effect of sales charges or
taxes.

***Lipper Since Inception returns are 75.67% for Class A, B, and C, and 47.38% for Class
Z, based on all funds in each share class.

(LOGO)                      February 7, 2002

DEAR SHAREHOLDER,
The Prudential Total Return Bond Fund's
Class A shares returned 6.84%, which was 2.57% to investors who paid the Class A shares' initial sales charge. The Fund's benchmark Lipper General Bond Fund Average returned 5.52% for the same period.

The Fund's strong relative performance
versus its peers was largely due to good active management of its portfolio of longer-term, high-grade U.S. corporate bonds. High-grade corporate bonds outpaced other sectors of a U.S. fixed income market that, in 2001, outperformed the stock market for the second consecutive year.

This achievement underscores the importance of diversifying your assets among fixed income securities, equities, and cash.
Consulting your financial professional can help determine the suitability of these investments, given your risk profile and long-term goals, as well as the appropriate mix to meet your investment needs.

We discuss developments in the U.S. fixed income market and explain the Fund's investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential Total Return Bond Fund, Inc.

Prudential Total Return Bond Fund, Inc.

Annual Report  December 31, 2001

INVESTMENT ADVISER'S REPORT

BANNER YEAR FOR INVESTMENT-GRADE CORPORATES
Although weak earnings and a severe
deterioration in credit quality affected many companies in the United States, 2001 turned out to be a banner year for the U.S.
investment-grade corporate bond market.
High-grade corporate bonds posted a double-digit return in 2001 that led all other sectors of the U.S. fixed income market, based on the Lehman Brothers U.S. Credit
Index.

Because bond prices move in the opposite direction of interest rates, prices of U.S.
debt securities generally rallied for much of 2001 as the Federal Reserve (the Fed) reduced short-tern rates 11 times, which pushed them below 2% for the first time in 40 years. The Fed hoped that sharply lower borrowing costs would set the stage for a solid economic recovery in the United States where the economy had sunk into a recession for the first time in a decade. Bond prices also gained as investors, worried about the tumbling stock market, sought refuge in investment-grade bonds. In fact, AMG Data indicated that in 2001, investors put more than twice as much new money into taxable bond funds as in stock funds.

DECLINING RATES SPUR RECORD CORPORATE ISSUANCE
Corporations took advantage of the declining interest-rate environment by issuing a record number of U.S. high-grade corporate bonds in 2001. This huge volume of new securities, coupled with the weak economy, forced issuers to offer premium yields to generate interest in their bonds. We used this opportunity to rotate from lower-coupon corporate bonds into new long-term issues that offered higher yields.

We also took advantage of another good
opportunity to buy high-grade corporate
bonds. A temporary flight to quality
developed in the U.S. fixed income market in
the wake of the September 11 terrorist
attacks on the United States. At that time,
the yield "spread"--or difference between the
yields of investment-grade corporate bonds
and comparable U.S. Treasury securities--rose
dramatically, indicating that investors
(including us)
                              3

Prudential Total Return Bond Fund, Inc.

Annual Report  December 31, 2001

required greater compensation in order to buy investment-grade corporate bonds. Yield spreads also increased on high yield bonds, commonly known as junk bonds because they are rated below investment grade.

Although high-grade and high yield corporate bonds struggled in the immediate aftermath of the September 11 terrorist attacks, conditions in both sectors improved later in 2001. For the year, debt securities of AT&T were among the Fund's investment-grade corporate bonds that gained sharply in value. The high-grade telecommunications sector generally performed well as many companies announced intentions to improve their balance sheets via reductions in capital expenditures and debt. In the junk bond arena, the Fund held bonds of companies in the leisure sector and cyclical businesses that performed nicely.

EMERGING MARKET BONDS WERE ANOTHER POSITIVE
To a lesser extent, the Fund benefited from its smaller positions in higher- quality emerging market bonds. The Fund held Mexican corporate bonds and Korean bank bonds that performed well as their yield spreads narrowed or moved more in line with the yields of comparable Treasuries. This bullish trend reflects improvement in
Mexico's financial health based on
developments such as the nation's dwindling level of external debt, its sound budget for 2002, and its strong currency--the peso.
Shortly after 2001 ended, two major credit-rating agencies upgraded Mexico's foreign currency-denominated long-term debt to investment grade. Thus, Mexico became one of only a few Latin American nations to have that sought-after designation from all three major rating agencies. Korean banks have continued to recover from the Asian financial crisis of several years ago with the help of the South Korean government's efforts to buy bad loans from the banks.

BURDENED BY ENERGY WOES
Meanwhile, exposure to securities backed by Enron--which the Fund no longer holds--detracted materially from the Fund's returns over the reporting period. The bond ratings of energy company Enron were cut to
                  www.PruFN.com  (800) 225-1852

below investment grade in November 2001 and competitor Dynegy shelved its plan to merge with Enron. Enron later filed the largest corporate bankruptcy in U.S. history. The
Fund also had exposure to bonds of Calpine and Mirant, which were tainted by the Enron debacle almost solely as a result of their involvement in a related industry. We cut
Fund exposure to Calpine bonds, however, before they slid in value in November 2001.

LOOKING AHEAD
As the U.S. economy struggles to recover in 2002, we believe the Fed will continue to nurture growth by, at the very least, leaving short-term rates unchanged in the first half of 2002. Given this outlook for monetary policy, we expect investment-grade and high yield corporate bonds, mortgage-backed securities, and emerging market bonds to outperform Treasuries.

For example, if the economic rebound puts upward pressure on longer-term interest rates as we expect in 2002, there will be less risk of mortgage-backed securities being retired ahead of schedule since homeowners will be less likely to refinance the underlying mortgages. With this in mind, we increased the Fund's mortgage-backed securities in the fourth quarter of 2001 to 12.2% of the Fund's total investments by the end of 2001.

Our longer-term outlook for a pickup in
economic growth and a gradual improvement in corporate balance sheets would create a positive environment for both investment-grade and high yield corporate bonds. We intend to maintain our emphasis on the investment-grade telecom sector, and expect to rotate from more defensive sectors into cyclical sectors as further signs of improving credit quality emerge.

Prudential Total Return Bond Fund Management Team

                             ANNUAL REPORT
                             DECEMBER 31, 2001

PRUDENTIAL
TOTAL RETURN BOND FUND, INC.


                             FINANCIAL STATEMENTS

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.2%
-------------------------------------------------------------------------------------
Asset Backed Securities  2.9%
Aaa             $    5,000(a)    Citibank Credit Card, Master
                                  Trust I,
                                  Ser. 1999-5, Class A,
                                  6.10%, 5/15/08                     $    5,223,400
Aaa                  4,700       MBNA Master Credit Card Trust II,
                                  Ser. 1999-B, Class A,
                                  5.90%, 8/15/11                          4,767,810
                                                                     --------------
                                 Total asset backed securities            9,991,210
                                                                     --------------
-------------------------------------------------------------------------------------
Domestic Corporate Bonds  53.1%
B2                     585       Adelphia Communications Corp.,
                                  Sr. Notes, Ser. B,
                                  10.50%, 7/15/04                           587,194
B1                     285(b)    AK Steel Corp., Sr. Notes,
                                  9.125%, 12/15/06                          291,413
                                 Allied Waste North America, Inc.,
                                  Sr. Notes, Ser. B,
Ba3                    615       7.375%, 1/1/04                             607,312
Ba3                    500       8.50%, 12/1/08                             505,000
Ba3                    675       7.875%, 1/1/09                             661,500
Baa1                   800       Amerada Hess Corp., Notes,
                                  5.30%, 8/15/04                            808,104
B1                     400(b)    American Axle & Manufacturing,
                                  Inc.,
                                  Sr. Sub. Notes,
                                  9.75%, 3/1/09                             413,000
B1                     760       AMR Corp., Debs.,
                                  10.00%, 4/15/21                           650,853
A3                   4,500       AT&T Corp., Sr. Notes,
                                  8.00%, 11/15/31                         4,707,495
A1                   3,000       Bank One Corp., Sub. Notes,
                                  5.90%, 11/15/11                         2,904,360

    See Notes to Financial Statements                                      7

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa1            $    2,750       Bank United Corp., Sub. Notes,
                                  8.875%, 5/1/07                     $    3,113,880
Aa2                  1,500       Bell Telephone Co., Debs.,
                                  8.35%, 12/15/30                         1,727,910
Baa2                 2,000       BJ Services Co., Notes, Ser. B,
                                  7.00%, 2/1/06                           2,107,360
Aaa                  4,100       Bristol-Myers Squibb Co., Notes,
                                  5.75%, 10/1/11                          4,044,199
Ba3                    575       BRL Universal Equipment, Inc.,
                                  Sr. Sec'd. Notes,
                                  8.875%, 2/15/08                           598,000
                                 Calenergy, Inc., Sr. Notes,
Baa3                 2,000       6.96%, 9/15/03                           2,072,300
Baa3                 2,000       7.23%, 9/15/05                           2,048,140
Ba1                  2,345       Calpine Corp., Sr. Notes,
                                  10.50%, 5/15/06                         2,202,811
Baa1                 2,000       Carolina Power & Light Co.,
                                  Med. Term Notes, Ser. D,
                                  6.65%, 4/1/08                           2,047,000
B2                     445(b)    Charter Communications Holdings
                                  LLC,
                                  Sr. Notes,
                                  10.00%, 5/15/11                           452,787
A3                   1,500       Cingular Wireless LLC, Sr. Notes,
                                  6.50%, 12/15/11                         1,511,850
Baa3                 2,000       Clear Channel Communications,
                                  Inc.,
                                  Notes,
                                  6.00%, 11/1/06                          1,966,298
Ba3                  1,200       CMS Energy Corp., Notes,
                                  8.375%, 7/1/03                          1,176,000
Baa2                   500       Coastal Corp., Notes,
                                  7.50%, 8/15/06                            515,895
                                 Columbia/HCA Healthcare Corp.,
                                  Notes,
Ba1                    650       6.91%, 6/15/05                             668,680
Ba1                  1,000(b)    7.125%, 6/1/06                           1,003,750

    8                                      See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa1            $    3,500       Commonwealth Edison Co., Notes,
                                  7.625%, 1/15/07                    $    3,777,865
Baa1                   875       Conoco Funding Co., Notes,
                                  5.45%, 10/15/06                           877,345
                                 Continental Airlines, Inc.,
                                 Sr. Notes,
B3                     100       8.00%, 12/15/05                             83,000
                                 Pass-Through Trust, Ser. 2000-1,
                                  Class A-1,
Baa1                   673       8.048%, 11/1/20                            637,859
                                 CSC Holdings, Inc., Sr. Notes,
Ba1                    900       7.25%, 7/15/08                             900,198
Ba1                    650(b)    7.625%, 4/1/11                             650,896
Baa3                 1,200       Delhaize America, Inc., Debs.,
                                  9.00%, 4/15/31                          1,388,040
Ba3                    675       Delta Air Lines, Inc.,
                                  Med. Term Notes, Ser. C,
                                  6.65%, 3/15/04                            607,500
Baa2                 2,000       Dominion Fiber Ventures LLC,
                                  Sr. Sec'd. Notes,
                                  7.05%, 3/15/05                          1,994,916
Baa2                 2,000       Duke Energy Field Services LLC,
                                  Notes,
                                  7.50%, 8/16/05                          2,074,200
Baa1                   800       Duke Realty L.P., Sr. Notes,
                                  7.30%, 6/30/03                            837,702
Baa2                 1,300       Electric Lightwave, Inc., Notes,
                                  6.05%, 5/15/04                          1,267,140
B1                   1,005       Eott Energy Partners L.P., Sr.
                                  Notes,
                                  11.00%, 10/1/09                           994,950
                                 ERP Operating L.P., Notes,
A3                     375       7.10%, 6/23/04                             393,439
A3                   1,200       6.63%, 4/13/05                           1,231,212
Baa2                 3,000       FirstEnergy Corp.,
                                  Notes, Ser. B,
                                  6.45%, 11/15/11                         2,937,150

    See Notes to Financial Statements                                      9

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
A2              $    3,000(b)    Ford Motor Credit Co., Notes,
                                  7.25%, 10/25/11                    $    2,919,378
Baa3                 1,500       Fred Meyer, Inc., Notes,
                                  7.15%, 3/1/03                           1,554,810
Ba2                    300       Fresenius Medical Capital Trust
                                  I, Notes,
                                  9.00%, 12/1/06                            309,000
A2                   2,600       General Motors Acceptance Corp.,
                                  Notes,
                                  6.875%, 9/15/11                         2,546,853
B3                     765       Gentek, Inc., Sr. Sub. Notes,
                                  11.00%, 8/1/09                            451,350
Ba1                    160       Harrah's Operating Co., Inc.,
                                  Gtd. Notes,
                                  7.875%, 12/15/05                          166,000
Ba3                  1,500       Host Marriot L.P., Sr. Notes,
                                  Ser. G,
                                  9.25%, 10/1/07                          1,494,375
A3                   1,000       Ingersoll-Rand Co., Notes,
                                  5.80%, 6/1/04                           1,029,730
Baa2                 5,000       International Paper Co., Notes,
                                  8.00%, 7/8/03                           5,269,815
Caa1                   925       International Wire Group, Inc.,
                                  Sr. Sub. Notes,
                                  11.75%, 6/1/05                            758,500
B2                     740       ISP Chemco, Inc.,
                                  Sr. Sub. Notes, Ser. B,
                                  10.25%, 7/1/11                            773,300
Ba1                  2,000       ITT Corp., Notes,
                                  6.75%, 11/15/03                         1,940,000
A2                   3,000       Johnson Controls, Inc., Notes,
                                  5.00%, 11/15/06                         2,920,380
Baa2                 1,500       Kerr-McGee Corp., Notes,
                                  5.875%, 9/15/06                         1,493,340
                                 Lehman Brothers Holdings, Inc.,
                                  Notes,
A2                   3,605       6.625%, 4/1/04                           3,797,327
A2                   1,175       6.625%, 2/15/06                          1,230,531

    10                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa3            $    3,000       Limestone Electron Trust,
                                  Sr. Sec'd. Notes,
                                  8.625%, 3/15/03                    $    2,970,000
                                 Lyondell Chemical Co.,
                                  Sr. Sec'd. Notes,
                                  Ser. A,
Ba3                    360       9.625%, 5/1/07                             363,600
                                 Ser. B,
Ba3                    335(b)    9.875%, 5/1/07                             336,675
B2                     735       Mediacom Broadband LLC,
                                  Sr. Notes,
                                  11.00%, 7/15/13                           806,662
Ba1                  2,200       Mirant Americas Generation LLC,
                                  Sr. Notes,
                                  9.125%, 5/1/31                          1,894,132
Caa1                   550(b)    Motors & Gears, Inc.,
                                  Sr. Notes, Ser. D,
                                  10.75%, 11/15/06                          478,500
                                 Navistar International Corp.,
                                  Sr. Notes, Ser. B,
Ba1                  1,000       7.00%, 2/1/03                              996,250
Ba1                    735       9.375%, 6/1/06                             771,750
Baa3                 6,000       News America, Inc., Gtd. Notes,
                                  6.703%, 5/21/34                         6,185,220
B1                     770       Nextel Communications, Inc.,
                                  Sr. Notes,
                                  9.375%, 11/15/09                          608,300
                                 Niagara Mohawk Power Corp.,
                                  First Mtg. Bonds,
Baa2                 2,000       6.875%, 4/1/03                           2,078,340
Baa2                 2,000       7.375%, 8/1/03                           2,108,000
Baa2                 2,000       8.00%, 6/1/04                            2,154,340
Baa3                 1,338       NRG Northeast Generating LLC,
                                  Sr. Sec'd. Notes, Ser. A-1,
                                  8.065%, 12/15/04                        1,350,480

    See Notes to Financial Statements                                     11

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Ba2             $      215       Omnicare, Inc.,
                                  Sr. Sub. Notes, Ser. B,
                                  8.125%, 3/15/11                    $      222,525
Ba3                  1,245       Orion Power Holdings, Inc., Sr.
                                  Notes,
                                  12.00%, 5/1/10                          1,494,000
CCC(g)                 500(f)    Pacific Gas & Electric Co.,
                                  First Mtg. Bonds, Ser. 93C,
                                  6.25%, 8/1/03                             467,500
Baa3                 1,759       Pactiv Corp., Debs.,
                                  8.125%, 6/15/17                         1,866,950
Ba1                  1,310       Park Place Entertainment Corp.,
                                  Sr. Sub. Notes,
                                  7.875%, 12/15/05                        1,310,000
Ba1                    540       Parker & Parsley Petroleum Co.,
                                  Sr. Notes,
                                  8.875%, 4/15/05                           550,800
A1                     230       Pharmacia Corp., Debs.,
                                  6.50%, 12/1/18                            231,746
Baa1                 5,000       PHH Corp., Med. Term Notes,
                                  8.125%, 2/3/03                          4,987,500
Ba1                  3,500       Pinnacle One Partners L.P., Sr.
                                  Notes,
                                  8.83%, 8/15/04                          3,430,000
A3                   2,000       Popular North America, Inc.,
                                  Med. Term Notes, Ser. E, F.R.N.,
                                  4.081%, 10/15/03                        2,000,740
                                 Progress Energy, Inc., Sr. Notes,
Baa1                 2,000       6.55%, 3/1/04                            2,085,580
Baa1                 1,000       6.75%, 3/1/06                            1,039,300
Ba1                  2,000       Quest Diagnostics, Inc., Sr.
                                  Notes,
                                  6.75%, 7/12/06                          2,053,818
Baa1                 1,000       Qwest Capital Funding, Inc., Gtd.
                                  Notes,
                                  7.00%, 8/3/09                             971,298
Baa1                 1,870       Qwest Communications Int'l.,
                                  Inc.,
                                  Sr. Notes, Ser. B,
                                  7.50%, 11/1/08                          1,890,839

    12                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa3            $    3,000       Raytheon Co., Notes,
                                  7.90%, 3/1/03                      $    3,142,410
A3                   1,500       Rockwell International Corp.,
                                  Debs.,
                                  5.20%, 1/15/98                            999,630
Baa3                 1,010       Seagull Energy Corp., Sr. Notes,
                                  7.875%, 8/1/03                          1,015,050
Baa3                 1,000       Sealed Air Corp., Notes,
                                  8.75%, 7/1/08                           1,032,651
Caa2                 2,000       Southern California Edison Co.,
                                  Notes,
                                  6.375%, 1/15/06                         1,840,000
Ba3                    235       Sovereign Bancorp, Inc., Sr.
                                  Notes,
                                  10.25%, 5/15/04                           249,100
B1                     710       Station Casinos, Inc.,
                                  Sr. Sub. Notes,
                                  9.875%, 7/1/10                            721,538
B2                     690       Stone Container Corp., Sr. Notes,
                                  9.25%, 2/1/08                             727,950
B2                     955       Swift Energy Co., Sr. Sub. Notes,
                                  10.25%, 8/1/09                            964,550
                                 Tele-Communications, Inc.,
                                  Notes,
Baa2                 2,000       8.25%, 1/15/03                           2,077,580
Baa2                 3,000       6.875%, 2/15/06                          3,140,670
                                 Debs.,
Baa2                 1,500       10.125%, 4/15/22                         1,911,375
                                 Telecomunica de Puerto Rico,
                                  Inc.,
                                  Sr. Notes,
Baa1                 1,800       6.65%, 5/15/06                           1,821,276
Baa1                 1,500       6.80%, 6/15/09                           1,438,610
B2                   1,080(b)    Terex Corp., Sr. Sub. Notes, Ser.
                                  B,
                                  10.375%, 4/1/11                         1,123,200
A3                     750       Tosco Corp., Notes,
                                  7.25%, 1/1/07                             803,677
Ba1                  1,360       Tricon Global Restaurants, Inc.,
                                  Sr. Notes,
                                  8.875%, 4/15/11                         1,451,800

    See Notes to Financial Statements                                     13

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa2            $    1,500       TRW, Inc., Notes,
                                  7.625%, 3/15/06                    $    1,544,848
Baa3                 2,400       Tyson Foods, Inc., Notes,
                                  8.25%, 10/1/11                          2,541,655
Ba1                    330       Unisys Corp., Sr. Notes,
                                  8.125%, 6/1/06                            331,650
Caa1                 3,000       United Air Lines, Inc., Debs.,
                                  Ser. A,
                                  10.67%, 5/1/04                          2,250,000
Baa3                 4,000       WCG Note Trust, Sr. Sec'd. Notes,
                                  8.25%, 3/15/04                          3,860,000
Ba2                    315       Winn-Dixie Stores, Inc., Sr.
                                  Notes,
                                  8.875%, 4/1/08                            300,825
Baa2                 2,000       World Color Press, Inc.,
                                  Sr. Sub. Notes,
                                  7.75%, 2/15/09                          1,961,368
                                 Worldcom, Inc., Notes,
A3                   4,000       7.375%, 1/15/03                          4,139,988
A3                   3,550       8.25%, 5/15/31                           3,743,226
                                                                     --------------
                                 Total domestic corporate bonds         181,540,664
                                                                     --------------
-----------------------------------------------------------------------------------
Foreign Corporate Bonds(d)  9.9%
Baa3                   700       Abitibi-Consolidated, Inc.
                                  (Canada), Debs.,
                                  8.50%, 8/1/29                             690,760
Aa3                  1,500(b)    Barclays Bank PLC (United
                                  Kingdom),
                                  Bonds,
                                  7.375%, 12/15/49                        1,552,548
                                 British Telecommunications PLC
                                  (United Kingdom), Notes,
Baa1                   500       8.125%(e), 12/15/10                        552,430
Baa1                 1,750       8.625%(e), 12/15/30                      2,008,195
Baa2                 1,600       Canadian Pacific Railroad Co.
                                  (Canada),
                                  Notes,
                                  6.25%, 10/15/11                         1,550,320
Ba1                  1,900       Cemex S.A. (Mexico), Notes,
                                  9.625%, 10/1/09                         2,061,500

    14                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
                                 Cho Hung Bank (Korea), Sub.
                                  Notes,
Ba2             $      615       11.50%, 4/1/10                      $      665,737
Ba2                  1,500       11.875%, 4/1/10                          1,623,750
Ca                   1,660(h)    Global Crossing Holdings Ltd.
                                  (Bermuda), Sr. Notes,
                                  9.125%, 11/15/06                          190,900
A2                   2,000       HSBC Capital Funding, L.P.
                                  (Channel Islands), Gtd. Notes,
                                  10.176%, 6/30/30                        2,520,540
A1                     125       Hydro-Quebec (Canada),
                                  Debs., Ser. IU,
                                  7.50%, 4/1/16                             137,847
Baa3                 2,000       KPN N.V. (Netherlands), Notes,
                                  7.50%, 10/1/05                          2,043,060
A1                   1,200       National Australia Bank Ltd.
                                  (Australia),
                                  Sub. Notes,
                                  6.40%, 12/10/07                         1,220,184
Baa2                   550       Nortel Networks Ltd. (Canada),
                                  Notes,
                                  6.125%, 2/15/06                           450,015
Baa1                 1,000(b)    PCCW-HKTC Capital Ltd.
                                  (Hong Kong), Gtd. Notes,
                                  7.75%, 11/15/11                           997,678
Baa1                 4,000       Pemex Finance Ltd. (Mexico),
                                  Notes,
                                  9.14%, 8/15/04                          4,174,080
Baa2                 1,700       Petroleos Mexicanos (Mexico),
                                  Notes, Ser. P,
                                  9.50%, 9/15/27                          1,864,900
B2                     955       Quebecor Media, Inc. (Canada),
                                  Sr. Notes,
                                  11.125%, 7/15/11                        1,019,462
Baa3                 2,000       Rogers Cablesystems Ltd.
                                  (Canada),
                                  Sr. Sec'd. Notes, Ser. B,
                                  10.00%, 3/15/05                         2,170,000
Ba3                    625       Stena AB (Sweden), Sr. Notes,
                                  8.75%, 6/15/07                            568,750

    See Notes to Financial Statements                                     15

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa1            $      500       Telefonos de Mexico S.A.
                                  (Mexico),
                                  Sr. Notes,
                                  8.25%, 1/26/06                     $      523,750
A3                   3,500       Thomson Corp. (Canada), Notes,
                                  6.20%, 1/5/12                           3,366,027
Baa1                 1,335       Tyco International Group S.A.
                                  (Luxembourg), Notes,
                                  5.80%, 8/1/06                           1,336,024
Baa2                   560       United News & Media PLC
                                  (United Kingdom), Notes,
                                  7.25%, 7/1/04                             567,661
                                                                     --------------
                                 Total foreign corporate bonds           33,856,118
                                                                     --------------
-----------------------------------------------------------------------------------
Foreign Government Securities  3.2%
Ba3                    530(d)    Government of Jamaica, Bonds,
                                  11.625%, 1/15/22                          514,100
Baa3                   602(d)    Republic of Croatia, Debs.,
                                  F.R.N.,
                                  4.528%, 7/31/06                           589,838
Aaa             EUR  3,578       Republic of Germany, Notes,
                                  4.50%, 7/4/09                           3,097,007
Aaa             GBP  4,190       United Kingdom Treasury Bonds,
                                  7.50%, 12/7/06                          6,718,919
                                                                     --------------
                                 Total foreign government
                                  securities                             10,919,864
                                                                     --------------
-----------------------------------------------------------------------------------
Mortgage Backed Securities  12.1%
                                 Federal National Mortgage
                                  Association,
                $   14,000       6.00%, 12/1/16                          14,059,640
                    20,000       6.50%, 12/1/16                          20,422,600
                     7,000       6.50%, 12/1/31                           7,008,890
                                                                     --------------
                                 Total mortgage backed securities        41,491,130
                                                                     --------------
-----------------------------------------------------------------------------------
U.S. Treasury Securities  11.2%
                     2,175(b)    United States Treasury Bond,
                                 8.75%, 8/15/20                           2,917,893
                                 United States Treasury Notes,
                     6,000(b)    3.625%, 8/31/03                          6,083,460
                    12,755(b)    3.50%, 11/15/06                         12,292,631

    16                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
                $      300       5.625%, 5/15/08                     $      314,298
                     2,400(b)    4.75%, 11/15/08                          2,389,488
                     8,100(b)    5.00%, 8/15/11                           8,074,647
                    16,675       United States Treasury Strips,
                                  Zero, 11/15/18                          6,061,863
                                                                     --------------
                                 Total U.S. treasury securities          38,134,280
                                                                     --------------
-----------------------------------------------------------------------------------
Municipal Bond  1.8%
Aaa                  6,500       Chicago, Illinois Water Revenue,
                                  A.M.B.A.C.,
                                  5.00%, 11/1/31                          6,097,975
                                                                     --------------
                                 Total long-term investments
                                  (cost $320,111,384)                   322,031,241
                                                                     --------------
SHORT-TERM INVESTMENTS  26.2%
-------------------------------------------------------------------------------------
Domestic Corporate Bonds  1.4%
Baa1                   900       Cox Enterprises, Inc., Notes,
                                  6.625%, 6/14/02                           915,426
Baa3                   600       Georgia-Pacific Corp., Debs.,
                                  9.95%, 6/15/02                            612,984
A2                     120       Lehman Brothers Holdings, Inc.,
                                  Med. Term Notes, Ser. F,
                                  6.375%, 5/7/02                            121,558
A3                     500       Paramount Communications, Inc.,
                                  Sr. Notes,
                                  7.50%, 1/15/02                            500,755
Baa2                 1,000       Tele-Communications, Inc.,
                                  Notes, Ser. C,
                                  6.34%, 2/1/02                           1,002,490
Ba1                  1,440       Waste Management, Inc., Notes,
                                  6.625%, 7/15/02                         1,457,490
                                                                     --------------
                                 Total domestic corporate bonds           4,610,703
                                                                     --------------
-------------------------------------------------------------------------------------
Foreign Corporate Bonds(d)  1.2%
A1                   1,000       Kansallis-Osake-Pankki (Finland),
                                  Sub. Notes,
                                  10.00%, 5/1/02                          1,024,770

    See Notes to Financial Statements                                     17

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa1            $    3,000       Tyco International Group S.A.
                                  (Luxembourg), Gtd. Notes,
                                  6.875%, 9/5/02                     $    3,074,610
                                                                     --------------
                                 Total foreign corporate bonds            4,099,380
                                                                     --------------

Money Market  23.6%                                    Shares
------------------------------------------------------------------------------------------
Prudential Core Investment Fund-
 Taxable Money Market Series (Note 3)                  80,808,570(c)       80,808,570
                                                                       --------------
Total short-term investments
 (cost $89,465,797)                                                        89,518,653
                                                                       --------------
Total Investments  120.4%
 (cost $409,577,181; Note 5)                                              411,549,894
Liabilities in excess of other
 assets  (20.4%)                                                          (69,870,054)
                                                                       --------------
Net Assets  100%                                                         $341,679,840
                                                                       --------------
                                                                       --------------

------------------------------
AB--Aktiebolag (Swedish Company).
A.M.B.A.C.--American Municipal Bond Assurance Corp.
F.R.N.--Floating Rate Note.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
N.V.--Naamloze Vennootschaap (Dutch Company).
PLC--Public Limited Company (United Kingdom Limited Liability Company).
S.A.--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
(a) Portion of security pledged as initial margin on financial futures contracts.
(b) Portion of security on loan, see Note 3.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan; see Note 3.
(d) US$--Denominated foreign bonds.
(e) Increase/decrease in rate variable upon increase/decrease in Standard & Poor's or Moody's rating.
(f) Represents issuer in default on interest payments, non-income producing security.
(g) Standard & Poor's rating.
(h) Subsequent to December 31, 2001, the issuer declared bankruptcy and is in default on interest payments.
    18                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

The industry classification of portfolio holdings and other liabilities shown as a percentage of net assets as of December 31, 2001 was as follows:
Money Market..........................................   23.6%
Mortgage Backed Securities............................   12.1
Electric & Related....................................   11.7
U.S. Treasury Securities..............................   11.2
Foreign Corporate Bonds...............................   11.1
Financial Services....................................    7.2
Telecommunications....................................    7.0
Oil & Gas Exploration & Production....................    5.3
Cable.................................................    3.6
Foreign Government Securities.........................    3.2
Media.................................................    3.1
Asset Backed Securities...............................    2.9
Paper & Packaging.....................................    2.8
Municipal Bonds.......................................    1.8
General Industries....................................    1.6
Automotive............................................    1.5
Pharmaceutical........................................    1.3
Healthcare............................................    1.2
Transportation........................................    1.2
Food & Beverage.......................................    1.2
Lodging...............................................    1.0
Environmental.........................................    1.0
Grocery Stores........................................    1.0
Aerospace.............................................    0.9
Real Estate...........................................    0.7
Gaming................................................    0.6
Chemicals.............................................    0.4
Technology............................................    0.1
Metals................................................    0.1
Liabilities in excess of other assets.................  (20.4)
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

    See Notes to Financial Statements                                     19

       Prudential Total Return Bond Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $409,577,181)                         $ 411,549,894
Foreign currency (cost $45)                                                  37
Cash                                                                  3,560,453
Dividends and interest receivable                                     5,210,800
Receivable for investments sold                                       2,072,170
Receivable for Fund shares sold                                       1,265,318
Receivable for securities lending income                                125,010
Unrealized appreciation on forward currency contracts                    46,786
Due from broker-variation margin                                         20,609
Other assets                                                              3,831
                                                                -----------------
      Total assets                                                  423,854,908
                                                                -----------------
LIABILITIES
Payable for investments purchased                                    42,987,814
Payable to broker for collateral for securities on loan
(Note 3)                                                             37,714,951
Payable for Fund shares reacquired                                      738,197
Accrued expenses                                                        290,761
Distribution fee payable                                                149,230
Management fee payable                                                  143,489
Securities lending rebate payable                                        77,906
Dividends payable                                                        72,720
                                                                -----------------
      Total liabilities                                              82,175,068
                                                                -----------------
NET ASSETS                                                        $ 341,679,840
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $      27,139
   Paid-in capital in excess of par                                 362,875,616
                                                                -----------------
                                                                    362,902,755
   Undistributed net investment income                                  377,323
   Accumulated net realized loss on investments and foreign
      currencies                                                    (23,580,107)
   Net unrealized appreciation on investments, financial
      futures and
      foreign currencies                                              1,979,869
                                                                -----------------
Net assets, December 31, 2001                                     $ 341,679,840
                                                                -----------------
                                                                -----------------

    20                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($90,733,367 / 7,206,088 shares of common stock issued
      and outstanding)                                                   $12.59
   Maximum sales charge (4% of offering price)                              .52
                                                                -----------------
   Maximum offering price to public                                      $13.11
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($188,995,782 / 15,009,839 shares of common stock
      issued and outstanding)                                            $12.59
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($17,271,434 / 1,371,670 shares of common stock issued
      and outstanding)                                                   $12.59
   Sales charge (1% of offering price)                                      .13
                                                                -----------------
   Offering price to public                                              $12.72
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($44,679,257 / 3,551,189 shares of common stock
      issued and outstanding)                                            $12.58
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     21

       Prudential Total Return Bond Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $  22,830,961
   Income from securities loaned (net of rebate)                        289,973
   Dividends                                                            108,717
                                                                -----------------
   Total income                                                      23,229,651
                                                                -----------------
Expenses
   Management fee                                                     1,585,053
   Distribution fee--Class A                                            194,990
   Distribution fee--Class B                                          1,290,261
   Distribution fee--Class C                                             96,959
   Transfer agent's fees and expenses                                   719,000
   Reports to shareholders                                              290,000
   Custodian's fees and expenses                                        179,000
   Registration fees                                                     86,000
   Legal fees and expenses                                               50,000
   Audit fee                                                             25,000
   Directors' fees                                                       12,000
   Miscellaneous                                                         13,813
                                                                -----------------
      Total expenses                                                  4,542,076
                                                                -----------------
Net investment income                                                18,687,575
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           (2,726,095)
   Financial futures transactions                                       968,822
   Foreign currency transactions                                       (705,976)
   Short sales                                                           41,487
                                                                -----------------
                                                                     (2,421,762)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        2,385,832
   Financial futures                                                   (289,758)
   Foreign currencies                                                   236,177
                                                                -----------------
                                                                      2,332,251
                                                                -----------------
Net loss on investments                                                 (89,511)
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  18,598,064
                                                                -----------------
                                                                -----------------

    22                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2001                 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  18,687,575        $  17,829,705
   Net realized loss on investment and
      foreign currency transactions               (2,421,762)          (5,455,492)
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                           2,332,251            9,680,715
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                             18,598,064           22,054,928
                                             -----------------    -----------------
Dividends (Note 1)
   Dividends from net investment income
      Class A                                     (4,802,274)          (4,035,016)
      Class B                                     (9,782,725)          (9,911,519)
      Class C                                       (728,171)            (553,990)
      Class Z                                     (3,525,567)          (3,558,206)
                                             -----------------    -----------------
                                                 (18,838,737)         (18,058,731)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                 170,142,281           78,926,527
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                   15,907,385           14,964,256
   Cost of shares reacquired                    (132,394,736)        (102,460,530)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions                53,654,930           (8,569,747)
                                             -----------------    -----------------
Total increase (decrease)                         53,414,257           (4,573,550)
NET ASSETS
Beginning of year                                288,265,583          292,839,133
                                             -----------------    -----------------
End of year(a)                                 $ 341,679,840        $ 288,265,583
                                             -----------------    -----------------
                                             -----------------    -----------------
------------------------------
(a) Includes undistributed net investment
    income of.............................     $     377,323        $     459,917
                                             -----------------    -----------------

    See Notes to Financial Statements                                     23

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements

      Prudential Total Return Bond Fund, Inc. (the 'Fund'), formerly known as Prudential Diversified Bond Fund, Inc., which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment adviser. This means we allocate assets primarily among debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Securities listed on a securities exchange are
valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    24

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.
                                                                          25

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Dollar Rolls:    The Fund may enter into mortgage dollar rolls in which
the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales and proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

      Short Sales:    The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination
    26

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

of a short sale if the market price is less or greater than the proceeds originally received, respectively.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but could change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund has determined that the impact of the adoption of this principle is not material to the financial statements; therefore, no reclassifications have been recorded in the financial statements.

      Net investment income/(loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. For the year ended December 31, 2001, Prudential Securities Incorporated ('PSI'), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. ('Prudential'), is the securities lending agent for the Fund. For the year ended December 31, 2001, PSI earned approximately $97,000 in fees from securities lending transactions.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income monthly and distributions of net realized capital and currency gains, if any, annually.
                                                                          27

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation. The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2001, such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and .75 of 1% of the average daily net assets of both the Class B and Class C shares.

      PIMS has advised the Fund that it has received approximately $238,400 and $52,700 in front-end sales charges resulting from the sale of Class A and Class C shares, respectively, for the year ended December 31, 2001. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2001, it received approximately $285,200 and $13,400 in contingent deferred sales
    28

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

charges imposed upon redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemption. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2001, the Fund incurred fees of approximately $596,000 for the services of PMFS. As of December 31, 2001, approximately $49,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended December 31, 2001, the Fund earned approximately $770,000 and $1,163,000, respectively, from the Series by investing their excess cash and collateral from securities lending.

      As of December 31, 2001, the Fund had securities on loan with an aggregate market value of $37,053,449. The Fund received $37,714,951 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.
                                                                          29

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2001, aggregated $1,206,301,660 and $1,156,171,106, respectively.

      During the year ended December 31, 2001, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2001 are as follows:

                                                      Value at        Value at        Unrealized
Number of                            Expiration     December 31,       Trade         Appreciation
Contracts            Type               Date            2001            Date        (Depreciation)
---------    --------------------    -----------    ------------     ----------     ---------------
             Long Position:
     7       5-yr. U.S. Treasury
             Note                    Mar. 2002       $  740,797      $  737,850        $   2,947
    17       20-yr. U.S. Treasury
             Bonds                   Mar. 2002        1,726,031       1,766,197        $ (40,166)
                                                    ------------     ----------     ---------------
                                                     $2,466,828      $2,504,047        $ (37,219)
                                                    ------------     ----------     ---------------
                                                    ------------     ----------     ---------------

      At December 31, 2001, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

Foreign Currency                        Current Value at      Settlement Date        Unrealized
Sale Contracts                         December 31, 2001         Receivable         Appreciation
-----------------------------------    ------------------     ----------------     --------------
Euros, expiring 1/15/02                   $  3,228,382          $  3,253,972          $ 25,590
Pound Sterling, expiring 1/23/02             6,779,380             6,800,576            21,196
                                       ------------------     ----------------     --------------
                                          $ 10,007,762          $ 10,054,548          $ 46,786
                                       ------------------     ----------------     --------------
                                       ------------------     ----------------     --------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were to increase undistributed net investment income and accumulated net realized loss by $68,568, due to the federal income tax treatment of net foreign exchange losses, sale of securities purchased with market discount and consent fee income. Net investment income, net realized losses and net assets were not affected by this change.
    30

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      For the year ended December 31, 2001, the tax character of dividends paid of $18,838,737 was ordinary income.

      As of December 31, 2001, the accumulated undistributed earnings on a tax basis were $541,180. This differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October currency losses of approximately $44,000 and other cumulative timing differences. As of December 31, 2001, the capital loss carryforward for tax purposes is approximately $15,564,000 of which $193,000 expires in 2006, $8,534,00 expires in 2007, $6,837,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $7,400,000 as having occurred in the following fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of December 31, 2001 were as follows:

                                                                          Total Net
                                                       Other Cost        Unrealized
  Tax Basis       Appreciation      Depreciation       Adjustments      Appreciation
--------------   ---------------   ---------------   ---------------   ---------------
 $410,237,301      $7,619,644       $(6,307,051)        $(2,411)         $1,310,182

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to futures, forward currency contracts and mark to market on payables and receivables.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Z shares.
                                                                          31

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   4,334,134    $ 55,733,015
Shares issued in reinvestment of dividends                      309,337       3,962,978
Shares reacquired                                            (2,872,469)    (36,818,850)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,771,002      22,877,143
Shares issued upon conversion from Class B                      306,405       3,920,891
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,077,407    $ 26,798,034
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   1,891,133    $ 23,536,321
Shares issued in reinvestment of dividends                      264,908       3,261,458
Shares reacquired                                            (2,547,621)    (31,486,265)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (391,580)     (4,688,486)
Shares issued upon conversion from Class B                      445,247       5,491,818
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    53,667    $    803,332
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                   4,705,334    $ 60,545,928
Shares issued in reinvestment of dividends                      621,356       7,959,698
Shares reacquired                                            (2,408,048)    (30,854,489)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  2,918,642      37,651,137
Shares reacquired upon conversion into Class A                 (306,405)     (3,920,891)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,612,237    $ 33,730,246
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   2,108,762    $ 25,964,078
Shares issued in reinvestment of dividends                      635,513       7,822,729
Shares reacquired                                            (3,726,394)    (45,829,431)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (982,119)    (12,042,624)
Shares reacquired upon conversion into Class A                 (445,247)     (5,491,818)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,427,366)   $(17,534,442)
                                                             ----------    ------------
                                                             ----------    ------------

    32

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2001:
Shares sold                                                     929,757    $ 11,980,803
Shares issued in reinvestment of dividends                       44,443         569,237
Shares reacquired                                              (393,043)     (5,051,162)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   581,157    $  7,498,878
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                     360,248    $  4,496,598
Shares issued in reinvestment of dividends                       34,626         426,342
Shares reacquired                                              (354,093)     (4,405,034)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    40,781    $    517,906
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                   3,263,398    $ 41,882,535
Shares issued in reinvestment of dividends                      267,001       3,415,472
Shares reacquired                                            (4,663,840)    (59,670,235)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,133,441)   $(14,372,228)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   2,010,720    $ 24,929,530
Shares issued in reinvestment of dividends                      280,603       3,453,727
Shares reacquired                                            (1,675,934)    (20,739,800)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   615,389    $  7,643,457
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 12.54
                                                                -----------------
Income from investment operations
Net investment income                                                    .79
Net realized and unrealized gain (loss) on investment
   transactions                                                          .06
                                                                -----------------
   Total from investment operations                                      .85
                                                                -----------------
Less distributions
Dividends from net investment income                                    (.80)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                -----------------
      Total distributions                                               (.80)
                                                                -----------------
Net asset value, end of year                                         $ 12.59
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                         6.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $90,733
Average net assets (000)                                             $77,996
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.18%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .93%
   Net investment income                                                6.11%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                               375%

---------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    34                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                    Class A
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------
    $  12.35             $  13.23             $  13.41             $  13.57
----------------     ----------------     ----------------     ----------------
         .81                  .83(a)               .85(a)               .98(a)
         .20                 (.86)                (.18)                 .07
----------------     ----------------     ----------------     ----------------
        1.01                 (.03)                 .67                 1.05
----------------     ----------------     ----------------     ----------------
        (.82)                (.82)                (.85)                (.98)
          --                 (.03)                  --(c)              (.02)
          --                   --                   --                 (.21)
----------------     ----------------     ----------------     ----------------
        (.82)                (.85)                (.85)               (1.21)
----------------     ----------------     ----------------     ----------------
    $  12.54             $  12.35             $  13.23             $  13.41
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        8.60%                (.23)%               5.14%                7.96%
    $ 64,289             $ 62,660             $ 59,186             $ 41,051
    $ 59,196             $ 61,661             $ 51,915             $ 34,994
        1.24%                1.00%(a)              .90%(a)              .82%(a)
         .99%                 .75%(a)              .75%(a)              .67%(a)
        6.73%                6.41%(a)             6.36%(a)             7.14%(a)
         218%                 236%                 304%                 334%

    See Notes to Financial Statements                                     35

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                  $   12.53
                                                                -----------------
Income from investment operations
Net investment income                                                     .73
Net realized and unrealized gain (loss) on investment
   transactions                                                           .07
                                                                -----------------
      Total from investment operations                                    .80
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.74)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                -----------------
      Total distributions                                                (.74)
                                                                -----------------
Net asset value, end of year                                        $   12.59
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                          6.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                       $ 188,996
Average net assets (000)                                            $ 172,035
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.68%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .93%
   Net investment income                                                 5.64%

------------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    36                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                    Class B
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------
    $  12.35             $  13.23             $  13.41             $  13.58
----------------     ----------------     ----------------     ----------------
         .75                  .77(a)               .77(a)               .89(a)
         .19                 (.86)                (.18)                 .06
----------------     ----------------     ----------------     ----------------
         .94                 (.09)                 .59                  .95
----------------     ----------------     ----------------     ----------------
        (.76)                (.76)                (.77)                (.89)
          --                 (.03)                  --(c)              (.02)
          --                   --                   --                 (.21)
----------------     ----------------     ----------------     ----------------
        (.76)                (.79)                (.77)               (1.12)
----------------     ----------------     ----------------     ----------------
    $  12.53             $  12.35             $  13.23             $  13.41
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        7.97%                (.72)%               4.51%                7.24%
    $155,401             $170,706             $186,659             $157,501
    $157,836             $183,188             $172,326             $144,620
        1.74%                1.50%(a)             1.50%(a)             1.42%(a)
         .99%                 .75%(a)              .75%(a)              .67%(a)
        6.20%                5.91%(a)             5.76%(a)             6.54%(a)

    See Notes to Financial Statements                                     37

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 12.53
                                                                -----------------
Income from investment operations
Net investment income                                                    .72
Net realized and unrealized gain (loss) on investment
   transactions                                                          .08
                                                                -----------------
      Total from investment operations                                   .80
                                                                -----------------
Less distributions
Dividends from net investment income                                    (.74)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                -----------------
      Total distributions                                               (.74)
                                                                -----------------
Net asset value, end of year                                         $ 12.59
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                         6.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $17,272
Average net assets (000)                                             $12,928
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.68%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .93%
   Net investment income                                                5.59%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    38                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                    Class C
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------
     $12.35               $13.23               $13.41               $13.58
----------------     ----------------     ----------------     ----------------
        .76                  .77(a)               .77(a)               .89(a)
        .19                 (.86)                (.18)                 .06
----------------     ----------------     ----------------     ----------------
        .95                 (.09)                 .59                  .95
----------------     ----------------     ----------------     ----------------
       (.77)                (.76)                (.77)                (.89)
         --                 (.03)                  --(c)              (.02)
         --                   --                   --                 (.21)
----------------     ----------------     ----------------     ----------------
       (.77)                (.79)                (.77)               (1.12)
----------------     ----------------     ----------------     ----------------
     $12.53               $12.35               $13.23               $13.41
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       8.13%                (.72)%               4.51%                7.24%
     $9,909               $9,257               $9,282               $6,005
     $8,822               $9,696               $7,390               $4,747
       1.74%                1.50%(a)             1.50%(a)             1.42%(a)
        .99%                 .75%(a)              .75%(a)              .67%(a)
       6.19%                5.91%(a)             5.76%(a)             6.54%(a)

    See Notes to Financial Statements                                     39

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 12.52
                                                                -----------------
Income from investment operations
Net investment income                                                    .83
Net realized and unrealized gain (loss) on investment
   transactions                                                          .06
                                                                -----------------
      Total from investment operations                                   .89
                                                                -----------------
Less distributions
Dividends from net investment income                                    (.83)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                -----------------
      Total distributions                                               (.83)
                                                                -----------------
Net asset value, end of year                                         $ 12.58
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                         7.19%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $44,679
Average net assets (000)                                             $54,052
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .93%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .93%
   Net investment income                                                6.46%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    40                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                    Class Z
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------
    $  12.34             $  13.22             $  13.40             $  13.57
----------------     ----------------     ----------------     ----------------
         .84                  .86(a)               .87(a)              1.00(a)
         .19                 (.86)                (.18)                 .06
----------------     ----------------     ----------------     ----------------
        1.03                   --                  .69                 1.06
----------------     ----------------     ----------------     ----------------
        (.85)                (.85)                (.87)               (1.00)
          --                 (.03)                  --(c)              (.02)
          --                   --                   --                 (.21)
----------------     ----------------     ----------------     ----------------
        (.85)                (.88)                (.87)               (1.23)
----------------     ----------------     ----------------     ----------------
    $  12.52             $  12.34             $  13.22             $  13.40
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        8.81%                 .01%                5.30%                8.05%
    $ 58,667             $ 50,215             $ 52,879             $ 47,519
    $ 50,576             $ 51,729             $ 48,988             $ 36,750
         .99%                 .75%(a)              .75%(a)              .67%(a)
         .99%                 .75%(a)              .75%(a)              .67%(a)
        6.94%                6.67%(a)             6.51%(a)             7.29%(a)

    See Notes to Financial Statements                                     41

       Prudential Total Return Bond Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Total Return Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Total Return Bond Fund, Inc., (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002
    42

       Prudential Total Return Bond Fund, Inc.
             Tax Information (Unaudited)

      As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends and distributions paid by the Fund.

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 5.71% of the dividends paid by the Fund qualifies for such deduction.

      During the fiscal year ended December 31, 2001, the Fund paid dividends from net investment income which was taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          43

 Prudential Total Return Bond Fund, Inc.           www.PruFN.com (800) 225-1852
       Management of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund defined in the Investment Company Act of 1940, as amended (the Investment Company Act of 1940) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as "Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

       Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Director               Since 1994

                       Delayne Dedrick Gold (63)            Director               Since 1996

                       Thomas T. Mooney (60)                Director               Since 1996

                       Stephen P. Munn (59)                 Director               Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Delayne Dedrick Gold (63)        Marketing Consultant.                           89

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (59)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.


                       Delayne Dedrick Gold (63)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (59)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co., Inc.
                                                        (publishing and media).

    44                                                                    45

       Prudential Total Return Bond Fund, Inc.     www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (58)              Director               Since 1994

                       Nancy H. Teeters (71)                Director               Since 1996

                       Louis A. Weil, III (60)              Director               Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Richard A. Redeker (58)          Formerly Management Consultant of               73
                                                        Investmart, Inc. (August 2001-October
                                                        2001); formerly employee of
                                                        Prudential Investments (October
                                                        1996-December 1998); formerly,
                                                        President, Chief Executive Officer
                                                        and Director (October 1993-September
                                                        1996) of Prudential Mutual Fund
                                                        Management, Inc. (PMF); Executive
                                                        Vice President, Director and Member
                                                        of the Operating Committee (October
                                                        1993-September 1996) of Prudential
                                                        Securities Incorporated (Prudential
                                                        Securities); Director (October
                                                        1993-September 1996) of Prudential
                                                        Securities Group, Inc.; Executive
                                                        Vice President (January
                                                        1994-September 1996) of The
                                                        Prudential Investment Corporation;
                                                        Director (January 1994-September
                                                        1996) of Prudential Mutual Fund
                                                        Distributors, Inc. and Prudential
                                                        Mutual Fund Services, Inc.
                       Nancy H. Teeters (71)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation,
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999); formerly
                                                        Governor of the Federal Reserve
                                                        (September 1978-June 1984).
                       Louis A. Weil, III (60)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Richard A. Redeker (58)

                       Nancy H. Teeters (71)

                       Louis A. Weil, III (60)


    46                                                                    47

       Prudential Total Return Bond Fund, Inc.    www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.
       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Director
                       *David R. Odenath, Jr. (44)          President and          Since 1999
                                                            Director
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since December 1996)
                                                        of PI; President (since April 1999)
                                                        of Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (44)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (44)

    48                                                                    49

       Prudential Total Return Bond Fund, Inc.     www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Director
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of Prudential Investments; formerly
                                                        various positions to Senior Vice
                                                        President (1992-1999) of Prudential
                                                        Securities; and various positions to
                                                        Managing Director (1975-1992) of
                                                        Salomon Smith Barney; Member of Board
                                                        of Governors of the Money Management
                                                        Institute; Member of the Prudential
                                                        Securities Operating Council and a
                                                        Member of the Board of Directors for
                                                        the National Association for Variable
                                                        Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Judy A. Rice (54)


      Information pertaining to the officers of the Fund is set forth below.
       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (42)                 Treasurer and          Since 1996
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Deborah A. Docs (44)                 Secretary              Since 1996

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.

                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

                       Name, Address** and Age
                       -------------------------------
                       Grace C. Torres (42)

                       Deborah A. Docs (44)

    50                                                                    51

       Prudential Total Return Bond Fund, Inc.    www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       William V. Healey (48)               Assistant              Since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of Prudential
                                                        Investments LLC; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        Prudential Investment Management
                                                        Services LLC; Executive Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since February 1999) of
                                                        Prudential Mutual Fund Services LLC;
                                                        Director (since June 1999) of ICI
                                                        Mutual Insurance Company; prior to
                                                        August 1998, Associate General
                                                        Counsel of the Dreyfus Corporation
                                                        (Dreyfus), a subsidiary of Mellon
                                                        Bank, N.A. (Mellon Bank), and an
                                                        officer and/or director of various
                                                        affiliates of Mellon Bank and
                                                        Dreyfus.

                       Name, Address** and Age
                       -------------------------------
                       William V. Healey (48)


------------------

    * 'Interested' Director, as defined in the Investment Company Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (i.e.,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    52                                                                    53

Prudential Total Return Bond Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-------------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
            www.PruFN.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-------------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Total Return Bond Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

           www.PruFN.com  (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential Total Return Bond Fund, Inc.

Class A  Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 12/31/01
                      One Year      Five Years     Since Inception
With Sales Charge      2.57%       4.76% (4.67)      6.96% (6.85)
Without Sales Charge   6.84%       5.62% (5.53)      7.59% (7.48)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Total Return Bond Fund, Inc.
(Class A shares) with a similar investment in the Lehman Brothers Aggregate Bond Index
(the Index) by portraying the initial
account values at the commencement of
operations of Class A shares (January 10,
1995) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parenthesis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of
investment-grade securities issued by the
U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

            www.PruFN.com  (800) 225-1852

Class B  Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 12/31/01
                      One Year      Five Years     Since Inception
With Sales Charge      1.41%       4.88% (4.80)      6.99% (6.88)
Without Sales Charge   6.41%       5.04% (4.95)      6.99% (6.88)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Total Return Bond Fund, Inc.
(Class B shares) with a similar investment in the Lehman Brothers Aggregate Bond Index
(the Index) by portraying the initial
account values at the commencement of
operations of Class B shares (January 10,
1995) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parenthesis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of
investment-grade securities issued by the
U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Prudential Total Return Bond Fund, Inc.

Class C  Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 12/31/01
                      One Year      Five Years     Since Inception
With Sales Charge      4.35%       4.85% (4.77)      6.85% (6.74)
Without Sales Charge   6.41%       5.07% (4.98)      7.01% (6.90)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Total Return Bond Fund, Inc.
(Class C shares) with a similar investment in the Lehman Brothers Aggregate Bond Index
(the Index) by portraying the initial
account values at the commencement of
operations of Class C shares (January 10,
1995) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parenthesis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of
investment-grade securities issued by the
U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                www.PruFN.com  (800) 225-1852

Class Z  Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 12/31/01
    One Year      Five Years     Since Inception
      7.19%      5.82% (5.74)      6.54% (6.44)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Total Return Bond Fund, Inc.
(Class Z shares) with a similar investment in the Lehman Brothers Aggregate Bond Index
(the Index) by portraying the initial
account values at the commencement of
operations of Class Z shares (September 16,
1996) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parenthesis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of
investment-grade securities issued by the
U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq      CUSIP
  Class A       PDBAX     74438M108
  Class B       PRDBX     74438M207
  Class C       PDBCX     74438M306
  Class Z       PDBZX     74438M405

MF166E  IFS-A068680